SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                            ----------------

                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  April  27, 1999


                                       SCIOS INC.
                   (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-11749                   95-3701481
(State of Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)         File Number)            Identification No.)



            2450 Bayshore Parkway, Mountain View, California  94043
                     (Address of Principal Executive Offices)



       Registrant's telephone number, including area code  (650) 966-1550









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Item 5.  Other Events

         On April 27, 1999, Scios Inc. announced that the U.S. Food and Drug Administration did not approve the company's new drug application (NDA) for Natrecor(R) (nesiritide) in the treatment of acute episodes of congestive heart failure. The agency determined that there are uncertainties remaining about the effectiveness and safety of Natrecor at this time necessitating further study of the drug. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Exhibits.

         99.1     Press Release dated April 27, 1999



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                                     SCIOS INC.


Date:  April 28, 1999                              By: s/s John H. Newman
                                                       John H. Newman
                                                       Senior Vice President

                           INDEX TO EXHIBITS

                               SCIOS INC.

               Report on Form 8-K dated April  28, 1999




Exhibit   Description                              Method of Filing

99.1      Press Release dated April 27, 1999       Filed electronically herewith

                                  Exhibit 99.1


              NATRECOR(R) NEW DRUG APPLICATION NOT APPROVED BY FDA

                   -- Additional data required for approval--


MOUNTAIN VIEW, CALIFORNIA - April 27, 1999 - Scios Inc. (Nasdaq: SCIO) announced today that the U.S. Food and Drug Administration did not approve the company's new drug application (NDA) for Natrecor(R) (nesiritide) in the treatment of acute episodes of congestive heart failure (CHF). Calling their action "a particularly difficult decision," the agency determined there are uncertainties remaining about the effectiveness and safety of Natrecor at this time necessitating further study of the drug.

"We are disappointed in today's decision, nevertheless we will work closely with the FDA to define what additional clinical studies are required for the approval of Natrecor," said Richard B. Brewer, President and CEO of Scios Inc.

The FDA acknowledged that Natrecor reduced pulmonary capillary wedge pressure, increased cardiac output, and produced some evidence of symptomatic benefit. However, the agency determined that further study is needed to define the consequences of the pharmacodynamic profile, specifically as it relates to the onset of effect and the recovery from hypotension if it occurs.
                                    - More -

Natrecor was developed by Scios Inc. In 1998 Scios entered into a commercial alliance for the worldwide commercialization of Natrecor with Bayer AG.

The statements in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties, and may include references to the ability to provide the additional data requested by the FDA for the approval of Natrecor, as well as the other risks detailed from time to time in the Company's SEC reports, including its annual report on Form 10-K for the year ended December 31, 1998 and subsequent reports on Form 10-Q.

Scios is a biopharmaceutical company engaged in the discovery, development, manufacture and commercialization of novel human therapeutics. In addition to its Natrecor collaboration with Bayer AG, Scios has research and development collaborations with Wyeth-Ayerst Laboratories, the pharmaceutical division of American Home Products Corporation, Kaken Pharmaceutical Co., Ltd., Eli Lilly and Company, The DuPont Pharmaceuticals Company and Novo Nordisk A/S of Denmark. Scios' commercial operations division markets six psychiatric products. Additional information on Scios is available at its web site located at http://www.sciosinc.com and in the Company's various filings with the Securities and Exchange Commission.

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